UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 6, 2025

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On August 6, 2025, the Board of Directors (the “Board”) of Service Corporation International (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), that became immediately effective.
The amendments to the Bylaws implement recent legislative changes to the Texas Business Organizations Code (“TBOC”). The amendments to the Bylaws include:
•adding a new section to adopt an ownership threshold requiring any shareholder or group of shareholders to hold shares of common stock sufficient to meet an ownership threshold of at least 3% of the Company’s issued and outstanding shares in order to institute or maintain a derivative proceeding;
•adding a new section to provide for a jury trial waiver for “internal entity claims” as defined in the TBOC;
•adding a new section to provide that, unless the Company consents otherwise, the sole and exclusive forum for “internal entity claims” (as defined under the TBOC) shall be the United States District Court for the Southern District of Texas, or, if that court does not have jurisdiction, the Texas Business Court in the Eleventh Business Court Division, or, if that court also lacks jurisdiction, a Texas state district court located in Harris County, Texas;
•amending the direction resignation procedure to permit the Chairman of the Board to receive a director’s resignation letter; and
•deleting outdated references (such as replacing telegraph with facsimile or electronic transmission as an acceptable form of notice) and making technical and conforming revisions and clarifications.
The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this report

Exhibit No.	Description
3.1	Bylaws of Service Corporation International
104	Interactive data file.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 7, 2025                        Service Corporation International

By: /s/ LORI SPILDE
Lori Spilde
Senior Vice President
General Counsel and Secretary